EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Suping (Sue) Cheung, the Principal Accounting Officer and Corporate Controller of QuickLogic Corporation (the "Company") do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•
the Quarterly Report on Form 10-Q of the Company for the quarter ended July 3, 2016 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein

Date:	August 10, 2016	By:	/s/ Suping (Sue) Cheung
		Name:	Suping (Sue) Cheung
		Title:	Principal Accounting Officer and Corporate Controller